UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10531

Nicholas Family of Funds, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2004

Date of reporting period: 06/30/2004

Item 1. Report to Stockholders.

August 2004

Report to Fellow Shareholders:

After several fits and starts, the markets in the first half of 2004 finished the period with modest gains. The battle between good corporate earnings reports and the fear of a second half slowdown left the first half of the year without a convincing winner. Most indices as well as the Nicholas Liberty Fund finished the period with modest positive returns.

Returns for Nicholas Liberty Fund and selected indices are provided in the chart below for the period ended June 30, 2004.

Total Return
	6 Month	1 Year
Nicholas Liberty Fund	2.57%	24.92%
Standard & Poor’s 500 Index	3.44%	19.10%
Ending value of $10,000 invested in Nicholas Liberty Fund (distributions reinvested)	$10,257	$12,492

Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month-end, which may be higher or lower than that cited, is available at www.nicholasfunds.com/returns.htm. The Fund’s average annual total return for the life of the fund, November 30, 2001 through June 30, 2004, was 4.42%.

However, in the early goings of the 3rd quarter, the fears of a second half economic slowdown and what that might do to future corporate earnings has resulted in a very rough market. As of August 13th, the S&P 500 declined 6.46% in the 3rd quarter while the Russell 2000 and Nasdaq Composite recorded declines of over 12% and 14%, respectively. Unfortunately, we have suffered losses as well with an approximate decline of 10% quarter-to-date.

The market appears to be very concerned about a slowdown in the rate of growth in earnings. This has created a very interesting dynamic in the market. While most companies have reported very good earnings growth, the market decline has knocked many of these stocks down. In some cases, stock declines in excess of 50% have been "rewarded" to companies that have grown earnings but not quite as fast as the market has hoped. With earnings up and stock prices down, we have seen a fairly significant decline in the price-to-earnings multiple for the market as a whole and an even steeper decline in several out of favor sectors.

Near the end of last year I talked about having difficulty finding attractive investments. We ended up with a more conservative portfolio and a buildup in the cash position. Both of these trends are reversing. We have been taking this opportunity to purchase many out of favor stocks. As the market and these out of favor stocks continue to decline we are getting hurt more than we would like in the short-run. However, as painful as it is to buy stocks that decline every day, we have seen this time and again. Invariably, our best purchases always feel the worst when we make them.

We added to our media holdings including Clear Channel Communications, Radio One, and UnitedGlobalCom, which recorded declines in excess of 20% for the year. We have added to both of our interactive commerce positions, InterActiveCorp and Orbitz, which have declined in excess of 25% for the year. We also added a few new positions in technology which have had amazing declines of over 50%. Foundry Networks and QLogic Corp. are new holdings and Vishay Intertechnology is returning after we sold our prior position last fall after the stock appreciated over 100%.

Without exception, all of these purchases have hurt over the short-run as the market continues to decline. However, as we have said in the past, we cannot predict the market or when current trends will reverse. All we can do is to analyze each of our specific holdings and determine if they are attractive on an absolute basis – i.e. do we think we will make money in these stocks over the long run if we purchase them today. We are finding ourselves answering yes to this question more often than we can remember in quite some time.

As always, we appreciate the trust you have placed in us. With patience, and a focus on the long term, we believe we will all be aptly rewarded.

Sincerely,

Mark J. Giese
Portfolio Manager

Financial Highlights

(For a share outstanding throughout each period)

	For the six Months Ended June 30, 2004 (unaudited)	Year Ended December 31, 2003 2002 2001(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.90	$ 7.81	$ 9.99	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss	(.08)	(.10)	(.06)	.00(2)
Net gain (loss) on securities (realized and unrealized)	.36	3.19	(2.12)	(.01)
Total from investment operations	.28	3.09	(2.18)	(.01)
LESS DISTRIBUTIONS
From net investment income	--	--	--	--
From net realized gain	--	--	--	--
Total distributions	--	--	--	--
NET ASSET VALUE, END OF PERIOD	$11.18	$10.90	$ 7.81	$ 9.99

TOTAL RETURN	2.57%(3)	39.56%	(21.82)%	(.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$6.9	$5.9	$3.2	$3.7
Ratio of expenses to average net assets(4) (5)	2.45%	2.11%	1.68%	1.70%
Ratio of net investment loss to average net assets(4) (5)	(1.59)%	(1.24)%	(.75)%	(.71)%
Portfolio turnover rate(5)	37.82%	89.33%	137.92%	25.08%

Absent Reimbursement of Expenses -
Ratio of expenses to average net assets(5)	3.37%	2.83%	2.38%	4.33%
Ratio of net investment loss to average net assets(5)	(2.52)%	(1.96)%	(1.45)%	(3.34)%

1  The Fund commenced operations on November 30, 2001.

2  The amount rounds to $(0.00). The actual amount is $(0.004).

3  Not annualized.

4  Net of reimbursement by Adviser.

5  Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Schedule of Investments

June 30, 2004 (unaudited)

Shares or Principal Amount		Value

COMMON STOCKS – 85.70%
	Consumer Discretionary–Hotels, Restaurants & Leisure – 2.25%
7,192	Orbitz, Inc. *	$ 155,491

	Consumer Discretionary–Media – 21.12%
7,300	Clear Channel Communications, Inc.	269,735
14,242	DIRECTV Group, Inc. (The) *	243,538
8,000	EchoStar Communications Corporation *	246,000
2,400	Hearst-Argyle Television, Inc.	61,872
2,200	Lamar Advertising Company *	95,370
34,633	Liberty Media Corporation – Class A *	311,351
1,796	Liberty Media International, Inc. – Class A *	66,632
5,400	Radio One, Inc. – Class A *	86,994
10,300	UnitedGlobalCom, Inc. *	74,778
		1,456,270
	Consumer Discretionary–Retail – 7.68%
2,800	Family Dollar Stores, Inc.	85,176
7,900	InterActiveCorp *	238,106
2,200	Kohl’s Corporation *	93,016
6,400	Pier 1 Imports, Inc.	113,216
		529,514
	Energy – 0.44%
8,000	Exploration Company of Delaware (The) *	30,320

	Financials–Diversified – 0.92%
1,800	National Financial Partners Corporation	63,486

	Financials–Insurance – 8.51%
4,700	AXIS Capital Holdings Limited	131,600
2,600	Assurant, Inc.	68,588
3,300	Nationwide Financial Services, Inc.	124,113
4,820	St. Paul Travelers Companies, Inc.	195,403
1,800	Willis Group Holdings Limited	67,410
		587,114
	Financials–Real Estate – 3.27%
7,700	Correctional Properties Trust	225,225

	Health Care–Pharmaceuticals & Biotechnology – 4.91%
1,300	Biovail Corporation *	24,674
3,300	Pfizer Inc.	113,124
7,500	Shire Pharmaceuticals Group PLC *	200,550
		338,348
	Health Care–Services – 20.99%
1,100	Accredo Health, Incorporated *	42,845
1,000	AmerisourceBergen Corporation	59,780
2,100	Cardinal Health, Inc.	147,105
24,400	DaVita, Inc. *	752,252
10,400	Renal Care Group, Inc. *	344,552
2,200	Universal Health Services, Inc. – Class B	100,958
		1,447,492

	Industrials–Commercial Services & Supplies – 2.97%
5,000	ARAMARK Corporation	$ 143,800
1,200	Manpower Inc.	60,924
		204,724
	Information Technology–Hardware & Equipment – 3.03%
3,800	QLogic Corporation *	101,042
5,800	Vishay Intertechnology, Inc. *	107,764
		208,806
	Information Technology–Software & Services – 8.09%
9,600	Asia Satellite Telecommunications Holdings Limited	161,760
3,000	Hewitt Associates, Inc. *	82,500
2,400	Microsoft Corporation	68,544
14,100	TESSCO Technologies Incorporated *	244,776
		557,580
	Telecommunication Services – 1.52%
2,900	Verizon Communications Inc.	104,951

	TOTAL COMMON STOCKS (cost $4,854,806)	5,909,321

SHORT-TERM INVESTMENTS –19.35%
	Commercial Paper – 15.59%
$250,000	American Express Credit Corporation 07/02/04, 1.25%	249,991
250,000	LaSalle Bank Corporation 07/06/04, 1.27%	249,956
200,000	Sears Roebuck Acceptance Corporation 07/07/04, 1.17%	199,961
125,000	General Motors Acceptance Corporation 07/09/04, 1.32%	124,963
150,000	Kraft Foods, Inc. 07/13/04, 1.27%	149,937
100,000	Prudential Funding, LLC 07/15/04, 1.25%	99,951
		1,074,759
	Variable Rate Demand Note – 3.76%
259,210	U.S. Bank N.A. 07/01/04, 1.11%	259,210

	TOTAL SHORT-TERM INVESTMENTS (cost $1,333,969)	1,333,969

	TOTAL INVESTMENTS (cost $6,188,775) – 105.05%	7,243,290

	LIABILITIES, NET OF OTHER ASSETS – (5.05)%	(347,909)

TOTAL NET ASSETS (Basis of percentages disclosed above) – 100%
		$6,895,381

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

ASSETS
Investments in securities at value (cost $6,188,775)	$7,243,290
Receivables -
Dividend and interest	4,793
Total assets	7,248,083

LIABILITIES
Payables -
Investment securities purchased	293,861
Management fee	40,694
Other payables and accrued expense	18,147
Total liabilities	352,702
Total net assets	$6,895,381

NET ASSETS CONSIST OF:
Paid in capital	$5,971,489
Net unrealized appreciation on investments	1,054,515
Accumulated net realized loss on investments	(81,599)
Accumulated net investment loss	(49,024)
Total net assets	$6,895,381

NET ASSET VALUE PER SHARE ($.001 par value, 100,000,000 shares authorized) offering price and redemption price
($6,895,381 / 616,577 shares outstanding)	$11.18

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

For the six months ended June 30, 2004 (unaudited)

INCOME
Dividend	$ 21,747
Interest	4,419
Total income	26,166

EXPENSES
Management fee	69,051
Legal fees	10,910
Audit and tax fees	10,250
Accounting system and pricing service fees	4,855
Registration fees	3,564
Directors’ fees	1,200
Other operating expenses	3,717
Total expenses before reimbursement	103,547
Reimbursement of expenses by adviser (Note 2)	28,358
Total expenses after reimbursement	75,189
Net investment loss	(49,024)

NET REALIZED GAIN ON INVESTMENTS	264,187

CHANGE IN NET UNREALIZED APPRECIATION ON INVESTMENTS	(55,583)

Net realized and unrealized gain on investments	208,604

Net increase in net assets resulting from operations	$159,580

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended 06/30/2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (49,024)	$ (53,457)
Net realized gain on investments	264,187	351,183
Change in net unrealized appreciation on investments	(55,583)	1,224,824
Net increase in net assets resulting from operations	159,580	1,522,550

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued (75,936 and 145,501 shares, respectively)	843,930	1,295,702
Cost of shares redeemed (1,083 and 13,579 shares, respectively)	(12,221)	(113,804)
Net increase in net assets derived from capital share transactions	831,709	1,181,898

Total increase in net assets	991,289	2,704,448

NET ASSETS
Beginning of period	5,904,092	3,199,644
End of period (including accumulated net investment loss of $(49,024) as of June 30, 2004)	$6,895,381	$5,904,092

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

June 30, 2004 (unaudited)

(1) Summary of Significant Accounting Policies --

Nicholas Liberty Fund (the "Fund"), the only series of the Nicholas Family of Funds, Inc., is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. Investment transactions are recorded no later than the first business day after the trade date.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

As of June 30, 2004, the Fund has a capital loss carryforward of approximately $80,000, which expires in 2010. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

For the period ended June 30, 2004, the Fund had a tax deferral of wash loss sales of approximately $2,000.

Distributions of net investment income are generally declared and paid annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income. Accordingly, at June 30, 2004, no reclassifications were recorded.

There were no distributions paid during the six months ended June 30, 2004 and the year ended December 31, 2003.

As of June 30, 2004, investment cost for federal tax purposes was $6,190,807 and the tax basis components of net assets were as follows:

Unrealized appreciation	$1,163,169
Unrealized depreciation	(110,686)
Net unrealized appreciation	1,052,483
Accumulated ordinary loss	(49,024)
Accumulated realized capital loss	(79,567)
Paid in capital	5,971,489
Net assets	$6,895,381

The differences between book-basis and tax-basis unrealized appreciation (depreciation), accumulated ordinary loss and accumulated realized capital loss are attributable primarily to the tax deferral of losses from wash sales.

(f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

Notes to Financial Statements (continued)

June 30, 2004 (unaudited)

(2) Investment Adviser and Management Agreement --

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on a base annualized fee of 1.50% of average net assets. For each month subsequent to the end of the first full twelve months of operations, the base management fee of 1.50% of average net assets will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, as measured for each month from the inception date of the Fund. Once the Fund has had five full years of continuous operations, as measured from the first full month of operations, the base management fee will be adjusted up or down by 25% of the difference between the Fund’s average annual total return and the average annual total return of the Fund’s benchmark, the Standard & Poor’s 500 Index, based on a five year monthly rolling average. The maximum adjustment up or down is 0.75%; therefore, the management fee may fluctuate between a minimum of 0.75% and maximum of 2.25% of average net assets. The Adviser has voluntarily agreed to reimburse the Fund for all non-management fee expenses in excess of 0.20% of average net assets. Under this agreement the Adviser waived $28,358 of management fees during the period ended June 30, 2004. The management fee absent reimbursement and including reimbursement of expenses as a percentage of the Fund's average net assets for the period ending June 30, 2004 was 2.25% and 1.33%, respectively. Also, the Adviser may be reimbursed for clerical and administrative services rendered by its personnel. No amounts were paid by the Fund for clerical and administrative services during the period ended June 30, 2004.

(3) Investment Transactions --

For the period ended June 30, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $1,644,211 and $1,034,505, respectively.

Historical Record (unaudited)

		Net Investment		Dollar	Growth of
	Net	Income	Capital Gain	Weighted	an Initial
	Asset Value	Distributions	Distributions	Price/Earnings	$10,000
	Per Share	Per Share	Per Share	Ratio **	Investment
November 30, 2001 *	$10.00	$--	$--	--	$10,000
December 31, 2001	9.99	--	--	19.8 times	9,990
December 31, 2002	7.81	--	--	12.4	7,810
December 31, 2003	10.90	--	--	16.6	10,900
June 30, 2004	11.18	--	--	22.5	11,180

* Date of Initial Public Offering.

** Based on latest 12 months accomplished earnings.

Top Ten Portfolio Holdings

June 30, 2004 (unaudited)

Percentage
Name	of Net Assets
DaVita, Inc.	10.91%
Renal Care Group, Inc.	5.00%
Liberty Media Corporation – Class A	4.52%
Clear Channel Communications, Inc.	3.91%
EchoStar Communications Corporation	3.57%
TESSCO Technologies Incorporated	3.55%
DIRECTV Group, Inc. (The)	3.53%
InterActiveCorp	3.45%
Correctional Properties Trust	3.27%
Shire Pharmaceuticals Group PLC	2.91%
Total of top ten	44.62%

Information on Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-227-5987 (toll-free) or 414-272-6133. It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov. A record of how the Fund voted its proxies for the period from July 1, 2003 to June 30, 2004 is also available on the Fund's website, www.nicholasfunds.com, and the SEC's website, www.sec.gov.

NICHOLAS LIBERTY FUND

Semiannual Report

June 30, 2004

Directors and Officers

DAVID O. NICHOLAS

President and Director

TIMOTHY P. REILAND

Director

JAY H. ROBERTSON

Director

JEFFREY T. MAY

Senior Vice President, Secretary and Treasurer

MARK J. GIESE

Senior Vice President

Investment Adviser

NICHOLAS COMPANY, INC.

700 North Water Street

Milwaukee, Wisconsin

www.nicholasfunds.com

414-272-6133 or 800-227-5987

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

414-276-0535 or 800-544-6547

Custodian

U.S. BANK N.A.

Cincinnati, Ohio

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin

Counsel

MICHAEL BEST & FRIEDRICH LLP

Milwaukee, Wisconsin

__________________________________________________________

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Applicable only for annual reports covering periods ending on or after the earlier of (i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 10. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 11. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Family of Funds, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/31/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/31/2004

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/31/2004